Property and Equipment, net	12 Months Ended
Dec. 31, 2020
Property and Equipment, net
Property and Equipment, net

7. Property and Equipment, net

Property and equipment, net consists of the following:

	December 31,	December 31,
	2019	2020
	RMB’000	RMB’000
Electronic equipment and computers	16,274	16,502
Office furniture and equipment	2,130	2,398
Leasehold improvement	4,191	4,645
Total	22,595	23,545
Less: accumulated depreciation	(6,631)	(11,617)
Less: impairment	—	(7,987)
Property and equipment, net	15,964	3,941

Depreciation expenses were RMB 1.59 million, RMB 4.20 million and RMB 5.55 million for the years ended December 31, 2018, 2019 and 2020, respectively. As the Group’s interactive marketing services through interactive marketing dispensers were adversely affected by COVID-19, the Group performed impairment assessment over these interactive marketing dispensers, and approximately RMB8.0 million impairment of long-lived assets was recognized for the year ended December 31, 2020.